SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12,  2003

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0-9439

Texas	74-2157138
(State or other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(ZIP Code)

(Registrant’s telephone number, including area code) (956) 722-7611

None
(Former name or former address, if changed since last report)

Item 12.                            Results of Operating and Financial Condition

On August 12, 2003, International Bancshares Corporation issued a news release announcing the declaration of a fifty cents per share cash dividend for all holders of Common Stock, $1.00 par value, of record on September 30, 2003 said cash dividend to be payable on October 15, 2003.  The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

All of the information furnished in Item 12 of this report and the accompanying exhibits are also intended to be included under "Item - Regulation Fair Disclosure" and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

	By:	/s/ Dennis E. Nixon
DENNIS E. NIXON, President, and Chief Executive Officer

Date: August 12, 2003

EXHIBIT INDEX

Exhibit Number	Description	Page Number
99	News Release of International Bancshares Corporation dated August 12, 2003.	5